       AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION JULY 12, 1996

                                                      REGISTRATION NO. 333-03557
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ---------------------

                                AMENDMENT NO. 3

                                       TO

                                    FORM S-3
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                             ---------------------

                               NATIONSBANK, N.A.
                           NATIONSBANK, N.A. (SOUTH)
                           NATIONSBANK OF TEXAS, N.A.
                  (Originators of the Trust described herein)
                             ---------------------

              6090                   UNITED STATES OF AMERICA           57-0236115, 58-0193243
  (Primary Standard Industrial           (State or other                      75-2238693
    Classification Code No.)             jurisdiction of          (IRS Employer Identification Nos.)
                                         incorporation or
                                          organization)
       NATIONSBANK, N.A.            NATIONSBANK, N.A. (SOUTH)         NATIONSBANK OF TEXAS, N.A.
  NATIONSBANK CORPORATE CENTER      600 PEACHTREE STREET, N.E.              901 MAIN STREET
     100 NORTH TRYON STREET           ATLANTA, GEORGIA 30308              DALLAS, TEXAS 75202
CHARLOTTE, NORTH CAROLINA 28255           (404) 581-2121                    (214) 508-6262
         (704) 386-5000

(Address, including zip code, and telephone number, including area code, of each
                   Registrant's principal executive offices)
                             ---------------------
                           ROBERT W. LONG, JR., ESQ.
                           ASSISTANT GENERAL COUNSEL
                            NATIONSBANK CORPORATION
                          NATIONSBANK CORPORATE CENTER
                             100 NORTH TRYON STREET
                                 NC1-007-20-01
                        CHARLOTTE, NORTH CAROLINA 28255
                                 (704) 386-2400
 (Name, address, including zip code, and telephone number, including area code, of agent for service)
                             ---------------------
                                   COPIES TO:
                           RICHARD S. FORTUNATO, ESQ.
                      SKADDEN, ARPS, SLATE, MEAGHER & FLOM
                                919 THIRD AVENUE
                            NEW YORK, NEW YORK 10022
                             ---------------------

    APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after this Registration Statement becomes effective.

    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of
1933, check the following box. / /   x X
    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / / ________
    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / / ________
    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. / /
                        CALCULATION OF REGISTRATION FEE


- --------------------------------------------------------------------------------------------------------------------
- --------------------------------------------------------------------------------------------------------------------
                                                                     PROPOSED         PROPOSED
                                                     AMOUNT           MAXIMUM          MAXIMUM         AMOUNT OF
              TITLE OF SECURITIES                     TO BE       OFFERING PRICE      AGGREGATE      REGISTRATION
                TO BE REGISTERED                   REGISTERED       PER UNIT(2)   OFFERING PRICE(2)      FEE(1)
- --------------------------------------------------------------------------------------------------------------------
Asset Backed Notes and Asset Backed
  Certificates..................................  $4,000,000,000       100%             100%         $1,379,320(3)
- --------------------------------------------------------------------------------------------------------------------
- --------------------------------------------------------------------------------------------------------------------


(1) The Asset Backed Certificates and Asset Backed Notes (together, the "Securities") are also being registered for the purpose of market-making.
(2) Estimated solely for the purpose of calculating registration fee.

(3) $344.83 of which has been previously paid.

                             ---------------------

    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR
DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF
THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                               INTRODUCTORY NOTE


     This Registration Statement contains (i) a form of Prospectus relating to the offering of series of Asset Backed Notes and/or Asset Backed Certificates by various NationsBank Auto Trusts created from time to time by NationsBank, N.A., NationsBank, N.A. (South) and NationsBank of Texas, N.A. and (ii) two forms of Prospectus Supplement relating to the offering by NationsBank Auto Trust 199 - of the particular series of Asset Backed Certificates or of Asset Backed Notes and Asset Backed Certificates described therein and (iii) as Exhibit 99.4 contained herein, the form of Owner Trust Prospectus Supplement relating to the Offering by NationsBank Auto Trust 1996-A of the particular series of Asset Backed Notes and Asset Backed Certificates described therein. Each form of Prospectus Supplement relates only to the securities described therein and is a form which may be used, among others, by the Originators to offer Asset Backed Notes and/or Asset Backed Certificates under this Registration Statement. Because NationsBanc Capital Markets, Inc. ("NCMI"), a subsidiary of NationsBank Corporation, the parent corporation of each of the Originators of the Trust, intends to act as an underwriter in any offering of the Securities and intends to make a market in the Securities for which it acts as an underwriter, NCMI will distribute the prospectus and the applicable Prospectus Supplement in connection with any such offering.

                                    PART II.

                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 14.  OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION.

     The following table sets forth the actual and estimated expenses in connection with the offering described in this Registration Statement.


    Securities and Exchange Commission registration fee......................  $1,379,320
    Rating agency fees (estimated)...........................................     690,000
    Printing (estimated).....................................................     250,000
    Legal fees and expenses (estimated)......................................     450,000
    Accountants' fees (estimated)............................................      75,000
    Fees and expenses of Indenture Trustee (estimated).......................      45,000
    Fees and expenses of applicable Trustee (estimated)......................      45,000
    Miscellaneous expenses (estimated).......................................      70,000
                                                                               ----------
              Total..........................................................  $3,004,320
                                                                                =========



ITEM 15.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.


     The Articles of Association of NationsBank, N.A. provide as follows:

          TENTH. To the fullest extent permitted by the laws of the state in which the bank's holding company is incorporated, subject only to the limits of the corporate powers of a national association, a director of the association shall not be personally liable to the association, its shareholders or otherwise for monetary damage for breach of duty as a director. Any repeal or modification of this article shall be prospective only and shall not adversely affect any limitation on the personal liability of a director of the association existing at the time of such repeal or modification.

          The association shall indemnify and hold harmless any director, officer, employee, or agent of the association and its subsidiaries against all liability and expenses to the fullest extent permitted by the laws of the state in which the association's holding company is incorporated, and in addition to the indemnification otherwise provided by law, the association shall indemnify and hold harmless such directors, officers, employees, or agents against all liability and expenses, including reasonable attorney's fees, in any proceeding (including without limitation a proceeding brought by or on behalf of the association itself) arising out of their status as directors, officers, employees, or agents, or their service at the association's request as a director, officer, partner, trustee, employee or agent of another foreign or domestic corporation, association, partnership, joint venture, trust, employee benefit plan or other enterprise, or their activities in any such capacity.

          The extent of indemnification provided for in this section and the procedures for implementation of that indemnification shall be in accordance with the provisions of the bylaws of NationsBank Corporation. The association may also provide insurance for such indemnification relating to the directors, officers, employees or agent's service to the association in accordance with the provisions of the bylaws of NationsBank Corporation. To the extent that indemnification or insurance coverage is prohibited or limited by lawful and binding regulations of the Office of the Comptroller of the Currency, such regulations shall govern this indemnification provision.

     The Articles of Association of NationsBank, N.A. (South) provide as follows:

          TENTH. To the fullest extent permitted by the laws of the state in which the bank's holding company is incorporated, subject only to the limits of the corporate powers of a national association, a director of the association shall not be personally liable to the association, its shareholders or otherwise for monetary damage for breach of duty as a director. Any repeal or modification of this article shall be prospective only and shall not adversely affect any limitation of the personal liability of a director of the association existing at the time of such repeal or modification.

          The association shall indemnify and hold harmless any director, officer, employee, or agent of the association and its subsidiaries against all liability and expenses to the fullest extent permitted by the laws of the state in which the association's holding company is incorporated, and in addition to the indemnification otherwise provided by law, the association shall indemnify and hold harmless such directors, officers, employees, or agents against all liability and expenses, including reasonable attorney's fees, in any proceeding (including without limitation a proceeding brought by or on behalf of the association itself) arising out of their status as directors, officers, employees, or agents, or their service at the associations's request as a director, officer, partner, trustee, employee or agent of another foreign or domestic corporation, association, partnership, joint venture, trust, employee benefit plan or other enterprise, or their activities in any such capacity.

          The extent of indemnification provided for in this section and the procedures for implementation of that indemnification shall be in accordance with the provisions of the bylaws of NationsBank Corporation. The association may also provide insurance for such indemnification relating to the directors, officers, employees or agent's service to the association in accordance with the provisions of the bylaws of NationsBank Corporation. To the extent that indemnification or insurance coverage is prohibited or limited by lawful and binding regulations of the Office of the Comptroller of the Currency, such regulations shall govern this indemnification provision.

     The Articles of Association of NationsBank of Texas, N.A. provide as follows:

          ELEVENTH. (a) The Association shall indemnify and hold harmless each person who was or is a Director of the Association who was or is made a party or is threatened to be made a party to or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a "proceeding"), other than a proceeding by or in the right of the Association, whether the basis of such proceeding is alleged action by such person (i) in an official capacity as a Director of the Association or (ii) while such person is also serving as a Director of the Association, in the capacity of an officer, employee or agent of the Association, including service with respect to an employee benefit plan, against all expense, liability and loss (including, without limitation, Attorneys' Fees [as defined in the last sentence of this Section 11(a)], judgments, fines or penalties and amounts paid in settlement) actually and reasonably incurred or suffered by such person in connection therewith; provided that such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Association and, with respect to any criminal proceeding, had no reasonable cause to believe such person's conduct was unlawful. Reasonable expenses incurred by such person in defending a proceeding shall be paid or reimbursed by the Association in advance of the final disposition of such proceeding and without any determination that such person has met the standard of conduct referred to in this Section 11(a); provided that the Association receives a written undertaking by such person that such person has a good faith belief that he has met the standard of conduct necessary for indemnification under this section [sic] 11(a) and receives a written undertaking by or on behalf of such person to repay the amount paid or reimbursed if it is ultimately determined that such person has not met such standard of conduct. Such written undertaking with respect to repayment need not be secured and shall be acceptable without reference to financial ability to make repayment. Indemnification and payment or reimbursement of expenses shall continue as to any person who has ceased to be a Director and shall inure to the benefit of, and be binding upon, such person's heirs, executors and administrators. As used in this Article Eleventh, the term "Attorneys' Fees" shall mean, in the context of a particular proceeding, the reasonable attorneys' fees incurred by an individual in connection with the defense of such individual in such proceeding, the reasonable expenses of such attorneys in such defense and court costs incurred in connection therewith.

          (b) The Association shall indemnify and hold harmless each person who was or is an officer, employee or agent (each of the foregoing being referred to as an "Officer") of the Association who was or is made a party or is threatened to be made a party to or is otherwise involved in any proceeding, other than a proceeding by or in the right of the Association, whether the basis of such proceeding is alleged action by such person (i) in an official capacity as an Officer of the Association, including service with respect to an employee benefit plan, or (ii) as a Designated Representative (as defined in the following sentence), against all expense, liability and loss (including, without limitation, Attorneys' Fees, judgments, fines or penalties and amounts paid in settlement) actually and reasonably incurred or suffered by such person in connection therewith; provided that such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Association and, with respect to any criminal proceeding, had no reasonable cause to believe such person's conduct was unlawful; and provided further, that the Association shall not indemnify and hold harmless such person against any expense (other than Attorneys' Fees), liability or loss (including, without limitation, judgments, fines or penalties and amounts paid in settlement) to the extent that such expense (other than Attorneys' Fees), liability or loss (including, without limitation, judgments, fines or penalties and amounts paid in settlement) arose from such person's acts or failures to act prior to July 30, 1988 ("Prior Acts"). A person shall be acting as a Designated Representative for purposes of this Article Eleventh if such person is serving at the written request of the Association made pursuant to specific authority of the Board of Directors, in the capacity of a director, officer, employee or agent of any corporation, partnership, joint venture, trust or other enterprise other than the Association. Reasonable expenses incurred by a person who was or is an Officer of the Association in defending a proceeding shall be paid or reimbursed by the Association in advance of the final disposition of a proceeding and without any determination that such person has met the standard of conduct referred to in this Section 11(b); provided that the Association receives a written undertaking by such person that such person has a good faith belief that he has met the standard of conduct necessary for indemnification under this section [sic] 11(b) and receives a written undertaking by or on behalf of such person to repay the amount paid or reimbursed if it is ultimately determined that such person has not met such standard of conduct. Such written undertaking with respect to repayment need not be secured and shall be acceptable without reference to financial ability to make repayment. Indemnification and payment or reimbursement of expenses shall continue as to any person who has ceased to be an Officer of the Association and shall inure to the benefit of, and be binding upon, such person's heirs, executors and administrators.

          (c) The Association may indemnify and hold harmless any person who was or is a Director or Officer who was or is made a party or is threatened to be made a party to or is otherwise involved in any proceeding by or in the right of the Association to procure a judgment in its favor by reason of the fact that he is or was a Director, Officer or Designated Representative against expenses (including, without limitation, Attorneys' Fees) actually and reasonably incurred by him in connection with the defense or settlement of such proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Association, and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Association unless and only to the extent that a court of competent jurisdiction shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the proceeding, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper. Reasonable expenses incurred by such person in defending a proceeding may be paid or reimbursed by the Association in advance of the final disposition of such proceeding and without any determination that such person has met the standard of conduct referred to in this Section 11(c); provided that the Association receives a written undertaking by such person that such person has a good faith belief that he has met the standard of conduct necessary for indemnification under this Section 11(c) and receives a written undertaking by or on behalf of such person to repay the amount paid or reimbursed if it is ultimately determined that such person has not met such standard of conduct (but subject to the determination, by a court of competent jurisdiction, as to indemnity for expenses described in the immediately preceding sentence). Such written undertaking with respect to repayment need not be secured and shall be acceptable without reference to financial ability to make repayment. Indemnification for, and payment or reimbursement of, expenses shall continue as to any person who has ceased to be a Director or Officer and shall inure to the benefit of, and be binding upon, such person's heirs, executors and administrators.

          (d) Notwithstanding the provisions of Section 11(a), Section 11(b) or
     Section 11(c), the Association shall not indemnify any Director or Officer (each of the foregoing being referred to as an "indemnitee") against expenses, penalties or any other payments incurred in an administrative proceeding or action instituted by an appropriate bank regulatory agency, which proceeding or action results in a final order assessing civil money penalties or requiring affirmative action by the indemnitee in the form of payments to the Association.

          (e) To the extent that an indemnitee has been wholly successful on the merits or otherwise in defense of any proceeding referred to in Section 11(a), Section 11(b) or Section 11(c), the Association shall indemnify, and pay or reimburse, such indemnitee for expenses (including, without limitation, Attorneys' Fees) actually and reasonably incurred by such indemnitee in connection therewith.

          (f) Any indemnification under Section 11(a), Section 11(b) or Section 11(c) (unless ordered by a court of competent jurisdiction) shall be made by the Association only as authorized in the specific case upon a determination that indemnification of the indemnitee is proper in the circumstances because the indemnitee has met the applicable standard of conduct referred to in Section 11(a), Section 11(b) or Section 11(c), as the case may be. Such determination shall be made in any of the following manners: (1) by the Board of Directors by a majority vote of a quorum consisting of Directors who were not named defendants or respondents in such proceeding (a "Disinterested Board Majority"), or if such a quorum is not obtainable, by a majority vote of a committee of the Board of Directors, designated to act in the matter by a majority vote of all Directors, consisting solely of two or more Directors who at the time are not named defendants or respondents in the proceeding (a "Disinterested Committee Majority"); (2) by special legal counsel selected by a Disinterested Board Majority or a Disinterested Committee Majority, as the case may be, or, if neither a Disinterested Board Majority nor a Disinterested Committee Majority can be obtained, by a majority vote of all Directors; or (3) by shareholders by a majority vote that excludes the shares held by Directors who are named defendants or respondents in such proceeding, in the event that the issue is submitted to the shareholders of the Association for determination by a Disinterested Board Majority or a Disinterested Committee Majority, as the case may be, or if neither a Disinterested Board Majority nor a Disinterested Committee Majority can be obtained, by a majority vote of all Directors.

          (g) The rights to indemnification and to the payment or reimbursement of expenses conferred in this Article Eleventh shall not be exclusive of any other right which any indemnitee may have or hereafter acquire under any statute, bylaw, agreement, vote of shareholders or disinterested Directors or otherwise, including, without limitation, rights granted by the Federal Deposit Insurance Corporation in connection with the formation of the Association.

          (h) The Association may maintain insurance, at its expense, to protect itself and any indemnitee against any expense, liability or loss, whether or not the Association would have the power to indemnify such person against such expense, liability or loss under this Article Eleventh; provided, however, the Association shall not maintain insurance coverage for a formal order assessing civil money penalties against an indemnitee.

     Each of NationsBank, N.A., NationsBank, N.A. (South) and NationsBank of Texas, N.A. provides liability insurance coverage for its respective directors and officers.


ITEM 16.  EXHIBITS AND FINANCIAL STATEMENTS.


     (a)  Exhibits


EXHIBIT
NUMBER                                      DESCRIPTION OF EXHIBIT
- -------       -----------------------------------------------------------------------------------
  1.1    --   Form of Underwriting Agreement for the Notes.*
  1.2    --   Form of Underwriting Agreement for the Certificates.*
  4.1    --   Form of Indenture between the Trust and the Indenture Trustee (including forms of
              Notes).*

EXHIBIT
NUMBER                                      DESCRIPTION OF EXHIBIT
- -------       -----------------------------------------------------------------------------------
  4.2    --   Form of Trust Agreement among the Sellers and the Owner Trustee (including forms of
              Certificates).*
  4.3    --   Form of Pooling and Servicing Agreement among the Sellers, the Servicer and the
              Trustee (including forms of Certificates).*
  5.1    --   Opinion of Skadden, Arps, Slate, Meagher & Flom with respect to legality.*
  8.1    --   Opinion of Skadden, Arps, Slate, Meagher & Flom with respect to tax matters.*
 23.1    --   Consent of Skadden, Arps, Slate, Meagher & Flom (included as part of Exhibit 5.1).*
 23.2    --   Consent of Skadden, Arps, Slate, Meagher & Flom (included as part of Exhibit 8.1).*
 24.1    --   Powers of Attorney.*
 25.1    --   Form of T-1 Statement of Eligibility under the Trust Indenture Act of 1939 of The
              Chase Manhattan Bank (National Association)*
 99.1    --   Form of Sale and Servicing Agreement among the Sellers, the Servicer and the
              Trust.*
 99.2    --   Form of Administration Agreement among the Trust, the Administrator and the
              Indenture Trustee.*
 99.3    --   Form of Dealer Agreement between a Dealer and a Seller.**
 99.4    --   Form of Owner Trust Prospectus Supplement relating to proposed issuance of
              Securities by NationsBank Auto Owner Trust 1996-A.


- ---------------

 * Previously filed.
** Incorporated herein by reference to Exhibit 4(b) filed under Registration
   Statement No. 33-97436.

ITEM 17.  UNDERTAKINGS.

     The undersigned registrant hereby undertakes:

          (a) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement; (i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933; (ii) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; (iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement; provided, however, that (a)(i) and (a)(ii) will not apply if the information required to be included in a post-effective amendment thereby is contained in periodic reports filed pursuant to
     Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in this registration statement.

          (b) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (c) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

          (d) That, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (e) To provide to the underwriters at the closing specified in the underwriting agreements certificates in such denominations and registered in such names as required by the underwriters to permit prompt delivery to each purchaser.

          (f) That insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the provisions described under Item 15 above, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

          (g) That, for purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in a form of prospectus filed by the registrant pursuant to Rule 424(b)(1) or (4) or 497(h) under the Securities Act of 1933 shall be deemed to be part of this Registration Statement as of the time it was declared effective.

          (h) That, for the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (i) To file an application for the purpose of determining the eligibility of the Indenture Trustee to act as trustee under subsection (a) of Section 310 of the Trust Indenture Act in accordance with the rules and regulations prescribed by the Commission under Section 305(b)(2) of the Act.

                                   SIGNATURES


     Pursuant to the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment Number 3 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Charlotte, State of North Carolina, on July 12, 1996.


                                          NATIONSBANK, N.A.

                                          By:                  *
                                            --------------------------------
                                            Name: James H. Hance, Jr.
                                            Title: Chief Financial Officer


     Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment Number 3 to the Registration Statement has been signed on July 12, 1996 by the following persons in the capacities indicated.


                  SIGNATURE                                        TITLE
- ---------------------------------------------  ----------------------------------------------
                         *                     Principal Executive Officer, Director
- ---------------------------------------------
          F. William Vandiver, Jr.

                         *                     Principal Financial Officer, Director
- ---------------------------------------------
             James H. Hance, Jr.

                         *                     Principal Accounting Officer, Director
- ---------------------------------------------
                Marc D. Oken

                         *                     Director
- ---------------------------------------------
               H.W. McKay Belk

                         *                     Director
- ---------------------------------------------
           Joseph R. Hendrick, III

                         *                     Director
- ---------------------------------------------
               William L. Jews

                         *                     Director
- ---------------------------------------------
           Thomas G. Johnson, Jr.

                         *                     Director
- ---------------------------------------------
            Edgar H. Lawton, Jr.

                         *                     Director
- ---------------------------------------------
              Kenneth D. Lewis

                         *                     Director
- ---------------------------------------------
              George V. McGowan

                         *                     Director
- ---------------------------------------------
            Anna Spangler Nelson

                  SIGNATURE                                        TITLE
- ---------------------------------------------  ----------------------------------------------
                         *                     Director
- ---------------------------------------------
               John S. Rainey

                         *                     Director
- ---------------------------------------------
            George P. Ramsey, Jr.

                         *                     Director
- ---------------------------------------------
           Dr. Morton I. Rapoport

                         *                     Director
- ---------------------------------------------
               James T. Rhodes

                         *                     Director
- ---------------------------------------------
               A. Pope Shuford

                         *                     Director
- ---------------------------------------------
              William E. Simms

                         *                     Director
- ---------------------------------------------
             Joel A. Smith, III

                         *                     Director
- ---------------------------------------------
              Hugh R. Stallard

                         *                     Director
- ---------------------------------------------
              R. Eugene Taylor

                         *                     Director
- ---------------------------------------------
           Stephen J. Trachtenberg

                         *                     Director
- ---------------------------------------------
             James S. Watkinson

- ---------------

* The undersigned, by signing his name hereto, does hereby sign this Amendment Number 3 to the Registration Statement on behalf of each of the above-indicated directors and officers of the Registrant pursuant to a power of attorney signed by such directors and officers and included herein as
  Exhibit 24.1.


                                               /s/  ROBERT W. LONG, JR.
                                           -----------------------------------
                                                   Robert W. Long, Jr.
                                                     Attorney-in-Fact

     Pursuant to the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment Number 3 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Charlotte, State of North Carolina, on July 12, 1996.


                                          NATIONSBANK, N.A. (SOUTH)

                                          By:                  *
                                            -----------------------------------
                                            Name: James H. Hance, Jr.
                                            Title: Chief Financial Officer


     Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment Number 3 to the Registration Statement has been signed on July 12, 1996 by the following persons in the capacities indicated.


                  SIGNATURE                                        TITLE
- ---------------------------------------------  ----------------------------------------------
                         *                     Principal Executive Officer, Director
- ---------------------------------------------
              Kenneth D. Lewis

                         *                     Principal Financial Officer, Director
- ---------------------------------------------
             James H. Hance, Jr.

                         *                     Principal Accounting Officer, Director
- ---------------------------------------------
                Marc D. Oken

                         *                     Director
- ---------------------------------------------
            William H. Allen, Jr.

                         *                     Director
- ---------------------------------------------
               R. Mark Bostick

                         *                     Director
- ---------------------------------------------
                Betty Castor

                         *                     Director
- ---------------------------------------------
               Hugh M. Chapman

                         *                     Director
- ---------------------------------------------
            Dr. Johnetta B. Cole

                         *                     Director
- ---------------------------------------------
              Harold A. Dawson

                  SIGNATURE                                        TITLE
- ---------------------------------------------  ----------------------------------------------
                         *                     Director
- ---------------------------------------------
               H. Michael Dye

                         *                     Director
- ---------------------------------------------
            W. Douglas Ellis, Jr.

                         *                     Director
- ---------------------------------------------
                Earl L. Frye

                         *                     Director
- ---------------------------------------------
             Jeffrey D. Gargiulo

                         *                     Director
- ---------------------------------------------
            L.L. Gellerstedt III

                         *                     Director
- ---------------------------------------------
              Cecil S. Harrell

                         *                     Director
- ---------------------------------------------
              Neil H. Hightower

                         *                     Director
- ---------------------------------------------
               James R. Jolly

                         *                     Director
- ---------------------------------------------
            James R. Lientz, Jr.

                         *                     Director
- ---------------------------------------------
             Carol Ellis Martin

                         *                     Director
- ---------------------------------------------
             Douglas B. Mitchell

                         *                     Director
- ---------------------------------------------
                Jorge M.Perez

                         *                     Director
- ---------------------------------------------
             Joe W. Rogers, Jr.

                  SIGNATURE                                        TITLE
- ---------------------------------------------  ----------------------------------------------
                         *                     Director
- ---------------------------------------------
               Jerry R. Satrum
                         *                     Director
- ---------------------------------------------
              Adelaide A. Sink
                         *                     Director
- ---------------------------------------------
              Hugh M. Tarbutton
                         *                     Director
- ---------------------------------------------
           Dr. Israel Tribble, Jr.
                         *                     Director
- ---------------------------------------------
               Karen L. Wrenn


- ---------------
* The undersigned, by signing his name hereto, does hereby sign this Amendment Number 3 to the Registration Statement on behalf of each of the above-indicated directors and officers of the Registrant pursuant to a power of attorney signed by such directors and officers and included herein as
  Exhibit 24.1.


                                               /s/  ROBERT W. LONG, JR.

                                          --------------------------------------
                                                   Robert W. Long, Jr.
                                                     Attorney-in-Fact

                                   SIGNATURES


     Pursuant to the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment Number 3 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Charlotte, State of North Carolina, on July 12, 1996.


                                          NATIONSBANK OF TEXAS, N.A.

                                          By:                  *

                                            ------------------------------------
                                            Name: James H. Hance, Jr.
                                            Title: Chief Financial Officer


     Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment Number 3 to Registration Statement has been signed on July 12, 1996 by the following persons in the capacities indicated.


                  SIGNATURE                                        TITLE
- ---------------------------------------------  ----------------------------------------------
                         *                     Principal Executive Officer, Director
- ---------------------------------------------
               Robert B. Lane
                         *                     Principal Financial Officer, Director
- ---------------------------------------------
             James H. Hance, Jr.
                         *                     Principal Accounting Officer, Director
- ---------------------------------------------
                Marc D. Oken
                         *                     Director
- ---------------------------------------------
            Samuel J. Atkins, III
                         *                     Director
- ---------------------------------------------
               James M. Berry
                         *                     Director
- ---------------------------------------------
             Guy S. Bodine, III
                         *                     Director
- ---------------------------------------------
                  Lee Drain
                         *                     Director
- ---------------------------------------------
               James R. Erwin
                         *                     Director
- ---------------------------------------------
               Robert L. Kirby

                  SIGNATURE                                        TITLE
- ---------------------------------------------  ----------------------------------------------
                         *                     Director
- ---------------------------------------------
              Kenneth D. Lewis
                         *                     Director
- ---------------------------------------------
             Joseph R. Musolino


- ---------------
* The undersigned, by signing his name hereto, does hereby sign this Amendment Number 3 to the Registration Statement on behalf of each of the above-indicated directors and officers of the Registrant pursuant to a power of attorney signed by such directors and officers and included herein as
  Exhibit 24.1.


                                               /s/  ROBERT W. LONG, JR.

                                          --------------------------------------
                                                   Robert W. Long, Jr.
                                                     Attorney-in-Fact

                                 EXHIBIT INDEX


EXHIBIT
NUMBER                                     DESCRIPTION                                   PAGE
- ------       ----------------------------------------------------------------------- -------------
  1.1     -- Form of Underwriting Agreement for the Notes.*
  1.2     -- Form of Underwriting Agreement for the Certificates.*
  4.1     -- Form of Indenture between the Trust and the Indenture Trustee
             (including forms of Notes).*
  4.2     -- Form of Trust Agreement among the Sellers and the Owner Trustee
             (including forms of Certificates).*
  4.3     -- Form of Pooling and Servicing Agreement among the Sellers, the Servicer and the Trustee (including forms of Certificates).*
  5.1     -- Opinion of Skadden, Arps, Slate, Meagher & Flom with respect to legality.*
  8.1     -- Opinion of Skadden, Arps, Slate, Meagher & Flom with respect to tax matters.*
 23.1     -- Consent of Skadden, Arps, Slate, Meagher & Flom (included as part of
             Exhibit 5.1).*
 23.2     -- Consent of Skadden, Arps, Slate, Meagher & Flom (included as part of
             Exhibit 8.1).*
 24.1     -- Powers of Attorney.*
 25.1     -- Form of T-1 Statement of Eligibility under the Trust Indenture Act of
             1939 of The Chase Manhattan Bank (National Association).*
 99.1     -- Form of Sale and Servicing Agreement among the Sellers, the Servicer and the Trust.*
 99.2     -- Form of Administration Agreement among the Trust, the Administrator and the Indenture Trustee.*
 99.3     -- Form of Dealer Purchase Agreement between a Dealer and a Seller.**
 99.4     -- Form of Owner Trust Prospectus Supplement relating to proposed issuance of Securities by NationsBank Auto Owner Trust 1996-A.


- ---------------

 * Previously filed.
** Incorporated herein by reference to Exhibit 4(b) filed under Registration
   Statement No. 33-97436.